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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 5, 2002
                                                         ----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
            (Exact Name of Registrant as Specified in its Charter)







         DELAWARE                       1-12297               22-3086739
         --------                       -------               ----------
      (State or Other                 (Commission            (IRS Employer
 Jurisdiction of Incorporation)       File Number)        Identification Number)


     13400 OUTER DRIVE WEST                                      48239
     ----------------------                                      -----
          DETROIT, MI                                     (Including Zip Code)
          -----------
     (Address of Principal
       Executive Offices)






                                  313-592-7311
              (Registrant's Telephone Number, Including Area Code)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 5, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

On February 5, 2002, United Auto Group, Inc. issued a press release announcing that it proposes to file a registration statement with the Securities and Exchange Commission for an underwritten public offering of up to $150 million of its common stock, par value $.0001 per share, of which the Company expects to sell $75 million of newly-issued shares of common stock and selling stockholders expect to sell the remaining shares in the offering. The Company also announced a proposed private offering of up to $200 million aggregate principal amount of senior subordinated notes pursuant to Regulation S and Rule 144A of the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 5, 2002               UNITED AUTO GROUP, INC.


                                          By: /s/ Robert H. Kurnick, Jr.
                                             ----------------------------------
                                               ROBERT H. KURNICK, JR.
                                          Its: EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


   EXHIBIT                DESCRIPTION                    SEQUENTIAL
    NUMBER                OF EXHIBIT                     PAGE NUMBER

  EXHIBIT 99.1            Press Release of United
                          Auto Group, Inc., dated
                          February 5, 2002